UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2021

EXTENDED STAY AMERICA, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36190	46-3140312
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
11525 N. Community House Road, Suite 100
Charlotte, North Carolina 28277
(Address of Principal Executive Offices, Zip Code)
(980)
345-1600
(Registrant’s Telephone Number, Including Area Code)

ESH HOSPITALITY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36191	27-3559821
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
11525 N. Community House Road, Suite 100
Charlotte, North Carolina 28277
(Address of Principal Executive Offices, Zip Code)
(980)
345-1600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 11, 2021, Extended Stay America, Inc. (the “Company”), and its paired share Real Estate Investment Trust, ESH Hospitality, Inc. (“Hospitality” and together with the Company, the “Paired Entities”), held their respective special meetings of shareholders (each a “Special Meeting” and together, the “Special Meetings”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 14, 2021, with Eagle Parent Holdings L.P., a Delaware limited partnership (“Parent”), Eagle Merger Sub 1 Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo 1”), and Eagle Merger Sub 2 Corporation, a Delaware corporation and wholly owned subsidiary of MergerCo 1, as amended on May 31, 2021 and as may be further amended or supplemented from time to time.
As of the close of business on April 19, 2021, the record date for the Company’s Special Meeting, there were 177,724,224 shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal at the Company’s Special Meeting. At the Company’s Special Meeting, a total of 152,531,293 shares of Company Common Stock, representing approximately 86% of the outstanding shares of Company Common Stock entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.
As of the close of business on April 19, 2021, the record date for Hospitality’s Special Meetings, there were 250,493,583 shares of Hospitality class A common stock, par value $0.01 per share (the “Hospitality Class A Common Stock”), outstanding, and 177,730,773 shares of Hospitality class B common stock, par value $0.01 per share (together with the Hospitality Class A Common Stock, the “Hospitality Common Stock”), outstanding, each of which was entitled to one vote, voting together as one class, with respect to each proposal at Hospitality’s Special Meeting. At Hospitality’s Special Meeting, a total of 362,376,087 shares of Hospitality Common Stock, representing approximately 85% of the outstanding shares of Hospitality Common Stock entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.
At the Special Meetings, the proposals described below were considered, each of which is further described in the Paired Entities’ joint definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) and first mailed to the Paired Entities’ shareholders on or about April 26, 2021, as supplemented by the Paired Entities’ supplemental proxy statement filed with the SEC and first mailed to the Paired Entities’ shareholders on or about June 2, 2021, and as each may be amended or supplemented from time to time.
The final voting results for each proposal at each of the Special Meetings are set forth below.

1.	Proposal to adopt the Merger Agreement and approve the mergers and the other transactions contemplated by the Merger Agreement:
Results from the Company’s Special Meeting:

For	Against	Abstain	Broker Non-Votes
99,133,469	51,502,123	1,895,700	—
Results from Hospitality’s Special Meeting:

For	Against	Abstain	Broker Non-Votes
306,388,890	53,973,156	2,014,041	—
Proposal 1 was approved by the Paired Entities’ shareholders, as the number of votes in favor of Proposal 1 at each Special Meeting constituted the affirmative vote of holders of a majority of the votes of the Paired Entities’ outstanding shares of Company Common Stock or Hospitality Common Stock, as applicable, entitled to be cast on the matter.

2.
Proposal to approve, on a
non-binding
and advisory basis, the compensation that may be paid or become payable to the Paired Entities’ named executive officers that is based on or otherwise relates to the mergers and the other transaction contemplated by the Merger Agreement:

Results from the Company’s Special Meeting:

For	Against	Abstain	Broker Non-Votes
67,362,621	83,179,756	1,988,895	—
Results from Hospitality’s Special Meeting:

For	Against	Abstain	Broker Non-Votes
274,894,218	85,306,886	2,174,983	—
Proposal 2 was not approved on a
non-binding
and advisory basis by the Company’s shareholders, as the number of votes against Proposal 2 constituted the affirmative vote of a majority of the votes of the Company’s outstanding shares of Company Common Stock cast on the matter.
Proposal 2 was approved on a
non-binding
and advisory basis by the Hospitality’s shareholders, as the number of votes in favor Proposal 2 constituted the affirmative vote of a majority of the votes of Hospitality’s outstanding shares of Hospitality Common Stock cast on the matter.

3.
Proposal to approve any adjournment of the Company’s Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Company’s Special Meeting to adopt the Merger Agreement and approve the mergers and the other transactions contemplated by the Merger Agreement:

Results from the Company’s Special Meeting:

For	Against	Abstain	Broker Non-Votes
92,247,796	58,325,205	1,958,292	—
Proposal 3 was approved by the Company’s shareholders, as the number of votes in favor of Proposal 3 constituted the affirmative vote of a majority of the votes of the Company’s outstanding shares of Company Common Stock cast on the matter.
Subject to the satisfaction or waiver of all the conditions to the consummation of the mergers as set forth in the Merger Agreement, the mergers are expected to be completed by June 16, 2021.

Item 8.01	Other Events.
On June 11, 2021, the Paired Entities issued a press release regarding the preliminary voting results of the Special Meetings, pursuant to which the shareholders of the Paired Entities adopted the Merger Agreement and approved the mergers and the other transaction contemplated by the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on
Form 8-K
and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description of Document

99.1	Press Release of the Paired Entities, dated June 11, 2021

104	Cover Page Interactive Data File embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

By:	/s/ Christopher N. Dekle
Name: Christopher N. Dekle
Title: General Counsel and Corporate Secretary
Date: June 14, 2021

ESH HOSPITALITY, INC.

By:	/s/ Christopher N. Dekle
Name: Christopher N. Dekle
Title: General Counsel and Corporate Secretary
Date: June 14, 2021